Federated Investors
World-Class Investment Manager

J. Christopher Donahue

President

Liberty U.S. Government Money Market Trust

President's Message

Dear Shareholder:

Liberty U.S. Government Money Market Trust was created in 1980, and I am pleased to present its 20th Annual Report. Since its inception, the trust has maintained a stable net asset value of $1.00 per share.1 Today, the trust provides more than 52,000 shareholder accounts with daily competitive rates of interest from short-term U.S. government securities. It also provides daily liquidity, as monies can be added to or redeemed from the trust without fees or penalties.

This report covers the 12-month reporting period from April 1, 1999 through March 31, 2000. It begins with an interview with portfolio manager Joseph M. Natoli, Assistant Vice President, who co-manages the trust with Susan R. Hill, Vice President, both of Federated Investment Management Company. The report also features a complete listing of the trust's holdings and financial statements.

Over the trust's 20 years of operation, shareholders have deposited a total of $23.7 billion and withdrawn $22.9 billion. Over the 12-month reporting period, the trust paid Class A and Class B shareholders dividends totaling $0.04 per share and $0.03 per share, respectively. At the end of the reporting period, the trust's net assets of more than $692.7 million were invested across 27 securities.

Thank you for keeping your ready cash working for you on a daily basis with Liberty U.S. Government Money Market Trust. As always, we welcome your comments and suggestions.

Sincerely,

John Christopher Donahue

J. Christopher Donahue
President
May 15, 2000

1 An investment in the trust is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the trust.

Susan R. Hill

Vice President

Federated Investment Management Company

Joseph M. Natoli

Assistant Vice President

Federated Investment Management Company

Investment Review

During the trust's fiscal year, the U.S. economy has continued to be robust. What are your comments?

1998 ended with the capital markets stabilized, the economy showing considerable strength after economic crises overseas, a significant worldwide liquidity crisis, and a series of three Federal Reserve Board ("Fed") interest rate reductions. In 1999, U.S. Gross Domestic Product ("GDP") grew by 4.5%, the fourth year in a row in which economic growth has increased by more than 4.0%. This level of growth clearly exceeded what the Fed considers to be the non-inflationary potential of the economy. The consumer had much to do with this strong growth, as retail sales in 1999 grew strongly versus 1998. In fact, in February 2000, we witnessed a year-over-year increase of 9.4% in retail sales. Labor markets remained tight as the average increase in non-farm payrolls was 224,000 in 1999. The U.S. unemployment rate ended the reporting period at 4.1%, near the 29-year low set in January 2000.

Benign inflation helped offset robust economic growth. The Producer Price Index ("PPI") rose 3.0% in 1999, after showing no change in 1998. Surging energy prices had much to do with the increase, as crude oil prices rose 176.0% in 1999. The core PPI rate--excluding the food and energy sectors--rose just 0.9% in 1999. Productivity growth rates of nearly 5.0% through the course of 1999 continued to be a factor in dampening the impact of tightness in the labor markets and creeping wage pressures.

The Fed has acted to reduce growth in the U.S. economy. What were the Fed's actions and how did they impact short-term rates?

Despite the robust economic environment and generally rising short-term interest rates, the Fed kept the Fed Funds Target Rate at 4.75% through nearly all of the first half of 1999. In June, prior to the Federal Open Market Committee's ("FOMC") fourth meeting of the year, Chairman Alan Greenspan appeared before the Joint Economic Committee and set the groundwork for a series of interest rate increases. Mr. Greenspan hinted that it may be appropriate to take back some of the liquidity that had been infused into the market in late 1998. Not surprisingly, the Fed opted to tighten monetary policy by 25 basis points on June 30, 1999, and followed this action with another 25 basis point move to 5.25% at the next FOMC meeting on August 24, 1999. A third 25 basis point interest rate increase was made in November 1999.

Following the November move and despite relentless economic strength, market participants correctly anticipated that the Fed would refrain from raising rates in the face of the year 2000 date changeover and all of its implications. However, in 2000, the Fed resumed its series of incremental rate increases by bumping up the Fed Funds Target Rate by 25 basis points at both the February FOMC meeting and the March FOMC meeting. The Fed Funds Target Rate ended the reporting period at 6.00%.

Movements in short-term market rates began to reflect the robust economic activity and gradually changed the Fed's expectations early in 1999. The yield on one-year agency paper began the reporting period at 4.94% and was essentially range-bound between 4.90% and 5.05% through mid-May of 1999. In late May, however, the yield began to climb and traded at 5.52% by the time of the first Fed move in June 1999. Through the second half of the year, the yield on the discount note followed a pattern of pricing in Fed tightenings, traded range-bound, then pricing in additional tightenings. By year-end 1999, the yield on the discount note had broken through the 6.00% level and continued its rise to 6.66% by March 31, 2000.

In this rising rate environment, shareholders have experienced an increase in the trust's yield. Has the yield increase been significant, and what strategies guided the trust during the period?

For much of the year, we managed the trust within a 40- to 50-day average maturity target range. In late January 2000, we reduced our target range to 35 to 45 days in light of ongoing economic strength and our expectations of further interest rate increases. As always, we attempted to maximize performance through ongoing relative value analysis. We added to the trust's position in overnight and short-term repurchase agreements, from 38% of the trust to 63% at the trust's fiscal year-end. This repositioning was intended to enhance the portfolio's responsiveness to expected increases in interest rates. Overall, the seven-day net yield of the trust's Class A Shares rose from 3.99% on April 1, 1999 to 5.08% by March 31, 2000. The seven-day net yield of the trust's Class B Shares rose from 3.09% on April 1, 1999 to 4.18% by March 31, 2000.1

What do you see ahead for short-term rates through 2000?

It is reasonable to expect further rate increases as the Fed puts its anti-inflation efforts in action. Led by the consumer sector and powered by extraordinary gains in the equity markets, the U.S. economy continues to exhibit strong growth. Employment growth may slow somewhat in 2000, but will continue to put pressure on the limited pool of available workers. Finally, it will be important to examine the U.S. inflation data to determine whether the recent increases in energy prices have begun to impact producer and consumer prices. Rises in short-term rates are reflected in the trust's daily competitive yield.

1 Past performance is no guarantee of future results. Yield will vary. Yields quoted for money market funds most closely reflect the trust's current earnings.

Portfolio of Investments

MARCH 31, 2000

Principal Amount			Value
		SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--46.1%
$5,500,000	[1]	Federal Farm Credit System Discount Notes, 5.940% - 6.290%, 1/23/2001 - 4/3/2001	$5,193,551
3,000,000		Federal Farm Credit System Note, 5.400%, 7/3/2000	2,998,848
3,601,000	[1]	Federal Home Loan Bank, Discount Notes, 5.950%, 1/12/2001	3,430,783
27,000,000	[2]	Federal Home Loan Bank, Floating Rate Notes, 5.807% - 5.917%, 4/17/2000 - 6/17/2000	26,982,281
35,900,000		Federal Home Loan Bank Notes, 4.970% - 6.760%, 4/5/2000 - 3/13/2001	35,888,008
39,700,000	[1]	Federal Home Loan Mortgage Corp., Discount Notes, 5.218% - 6.265%, 4/25/2000 - 3/29/2001	39,059,134
31,000,000	[2]	Federal Home Loan Mortgage Corp., Floating Rate Notes, 5.876% - 5.943%, 4/17/2000 - 4/24/2000	30,990,742
68,000,000	[1]	Federal National Mortgage Association, Discount Notes, 5.210% - 6.090%, 4/6/2000 - 9/21/2000	67,294,087
54,000,000	[2]	Federal National Mortgage Association, Floating Rate Notes, 5.793% - 5.952%, 4/15/2000 - 6/1/2000	53,975,336
14,000,000		Federal National Mortgage Association Notes, 4.980% - 6.450%, 4/20/2000 - 3/9/2001	13,992,934
37,000,000	[2]	Student Loan Marketing Association, Floating Rate Notes, 5.720% - 6.585%, 4/3/2000 - 4/4/2000	36,989,171
2,400,000		Student Loan Marketing Association Note, 6.045%, 11/3/2000	2,399,164

		TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS	319,194,039

		REPURCHASE AGREEMENTS--63.0%[3]
30,000,000		Bank of America, 6.190%, dated 3/31/2000, due 4/3/2000	30,000,000
29,550,000		Barclays de Zoete Wedd Securities, Inc., 6.050%, dated 3/31/2000, due 4/3/2000	29,550,000
30,000,000		Bear Stearns and Co., Inc., 6.200%, dated 3/31/2000, due 4/3/2000	30,000,000
9,000,000	[4]	Credit Suisse First Boston, Inc., 5.850%, dated 3/8/2000, due 4/13/2000	9,000,000
30,000,000		First Union Capital Markets, 6.190%, dated 3/31/2000, due 4/3/2000	30,000,000
30,000,000		Goldman Sachs Group, Inc., 6.200%, dated 3/31/2000, due 4/3/2000	30,000,000
25,000,000	[4]	Lehman Brothers, Inc., 5.950%, dated 3/10/2000, due 5/17/2000	25,000,000
20,000,000		Merrill Lynch Government Securities, 6.200%, dated 3/31/2000, due 4/3/2000	20,000,000
9,000,000	[4]	Morgan Stanley Group, Inc., 5.850%, dated 3/9/2000, due 4/13/2000	9,000,000
142,000,000		PaineWebber Group, Inc., 6.180%, dated 3/31/2000, due 4/3/2000	142,000,000
30,000,000		Paribas Corp., 6.200%, dated 3/31/2000, due 4/3/2000	30,000,000
Principal Amount			Value
		REPURCHASE AGREEMENTS--continued[3]
$8,000,000	[4]	Warburg Dillon Reed LLC, 5.960%, dated 3/14/2000, due 4/14/2000	$8,000,000
10,000,000	[4]	Warburg Dillon Reed LLC, 6.100%, dated 3/23/2000, due 6/21/2000	10,000,000
4,000,000	[4]	Warburg Dillon Reed LLC, 6.140%, dated 3/28/2000, due 6/27/2000	4,000,000
30,000,000		Warburg Dillon Reed LLC, 6.190%, dated 3/31/2000, due 4/3/2000	30,000,000

		TOTAL REPURCHASE AGREEMENTS	436,550,000

		TOTAL INVESTMENTS (AT AMORTIZED COST)[5]	$755,744,039

1 Discount rate at time of purchase.

2 Floating rate note with current rate and next reset date shown.

3 The repurchase agreements are fully collateralized by U.S. Treasury or government agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($692,767,703) at March 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MARCH 31, 2000

Assets:
Investments in repurchase agreements	$436,550,000
Investments in securities	319,194,039

Total investments in securities, at amortized cost and value		$755,744,039
Cash		3,014
Income receivable		1,679,769
Receivable for shares sold		5,388,890

TOTAL ASSETS		762,815,712

Liabilities:
Payable for investments purchased	2,340,566
Payable for shares redeemed	67,141,388
Income distribution payable	334,616
Accrued expenses	231,439

TOTAL LIABILITIES		70,048,009

Net assets for 692,767,703 shares outstanding		$692,767,703

Net Asset Value, Offering Price Per Share
Class A Shares:
$609,339,848 ÷ 609,339,848 shares outstanding		$1.00

Class B Shares:
$83,427,855 ÷ 83,427,855 shares outstanding		$1.00

Redemption Proceeds Per Share:
Class A Shares		$1.00

Class B Shares: (94.50/100 of $1.00)[1]		$0.95

1 Under certain limited conditions, a "Contingent Deferred Sales Charge" of up to 5.50%, may be imposed. See "Sales Charge When You Redeem" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED MARCH 31, 2000

Investment Income:
Interest		$35,515,715

Expenses:
Investment adviser fee	$3,270,920
Administrative personnel and services fee	499,160
Custodian fees	53,569
Transfer and dividend disbursing agent fees and expenses	1,666,537
Directors'/Trustees' fees	14,915
Auditing fees	16,796
Legal fees	15,099
Portfolio accounting fees	117,696
Distribution services fee--Class B Shares	546,475
Shareholder services fee--Class A Shares	1,473,588
Shareholder services fee--Class B Shares	182,158
Share registration costs	92,964
Printing and postage	326,126
Insurance premiums	2,346
Miscellaneous	40,033

TOTAL EXPENSES	8,318,382

Waiver:
Waiver of shareholder services fee--Class A Shares	(884,153)

Net expenses		7,434,229

Net investment income		$28,081,486

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended March 31	2000	1999
Increase (Decrease) in Net Assets
Operations:
Net investment income	$28,081,486	$27,483,971

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(25,516,236)	(26,094,085)
Class B Shares	(2,565,250)	(1,389,886)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(28,081,486)	(27,483,971)

Share Transactions:
Proceeds from sale of shares	2,721,195,250	1,604,775,656
Net asset value of shares issued to shareholders in payment of distributions declared	24,036,380	24,223,986
Cost of shares redeemed	(2,702,590,414)	(1,609,649,454)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	42,641,216	19,350,188

Change in net assets	42,641,216	19,350,188

Net Assets:
Beginning of period	650,126,487	630,776,299

End of period	$692,767,703	$650,126,487

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income From Investment Operations:
Net investment income	0.04	0.04	0.05	0.04	0.05
Less Distributions:
Distributions from net investment income	(0.04)	(0.04)	(0.05)	(0.04)	(0.05)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return[2]	4.43%	4.40%	4.67%	4.43%	4.89%

Ratios to Average Net Assets:

Expenses	1.02%	1.02%	1.06%	1.06%	1.10%

Net investment income	4.33%	4.31%	4.57%	4.33%	4.78%

Expense waiver/reimbursement[3]	0.15%	0.16%	0.22%	0.29%	0.20%

Supplemental Data:

Net assets, end of period (000 omitted)	$609,340	$598,859	$611,630	$658,731	$697,472

1 For the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years were audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended March 31	2000 [1]	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income From Investment Operations:
Net investment income	0.03	0.03	0.04	0.04	0.04
Less Distributions:
Distributions from net investment income	(0.03)	(0.03)	(0.04)	(0.04)	(0.04)

Net Asset Value, End of Period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return[2]	3.50%	3.45%	3.71%	3.59%	4.04%

Ratios to Average Net Assets:

Expenses	1.92%	1.93%	1.98%	1.87%	1.91%

Net investment income	3.52%	3.36%	3.65%	3.58%	3.91%

Expense waiver/reimbursement[3]	--	--	0.05%	0.23%	0.14%

Supplemental Data:

Net assets, end of period (000 omitted)	$83,428	$51,267	$19,146	$28,337	$9,459

1 For the year ended March 31, 2000, the Fund was audited by Ernst & Young LLP. Each of the previous years were audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MARCH 31, 2000

ORGANIZATION

Liberty U.S. Government Money Market Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund offers two classes of shares: Class A Shares and Class B Shares. Effective July 31, 1999, the Fund became a portfolio of the Money Market Obligations Trust (the "Trust"). The Trust consists of 40 portfolios. The financial statements included herein are only those of the Fund. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act, which approximates market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and services fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended March 31	2000	1999
Class A Shares:
Shares sold	2,485,796,322	1,432,718,249
Shares issued to shareholders in payment of distributions declared	22,157,727	23,198,290
Shares redeemed	(2,497,473,280)	(1,468,687,538)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	10,480,769	(12,770,999)

Year Ended March 31	2000	1999

Class B Shares:
Shares sold	235,398,928	172,057,407
Shares issued to shareholders in payment of distributions declared	1,878,653	1,025,696
Shares redeemed	(205,117,134)	(140,961,916)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	32,160,447	32,121,187

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	42,641,216	19,350,188

At March 31, 2000, capital paid-in aggregated $692,767,703.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on the average daily net assets of the Fund as follows: 0.50% on the first $500 million, 0.475% on the second $500 million, 0.45% on the third $500 million, 0.425% on the fourth $500 million, and 0.40% over $2 billion.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares. The Plan provides that the Fund may incur distribution expenses up to 0.75% of the average daily net assets of the Class B Shares annually, to compensate FSC.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

CHANGE OF INDEPENDENT AUDITORS

On May 19, 1999, the Fund's Trustees, upon the recommendation of the Audit Committee, requested and subsequently accepted the resignation of Arthur Andersen LLP ("AA") as the Fund's independent auditors. AA's reports on the Fund's financial statements for the fiscal years ended March 31, 1998 and March 31, 1999, contained no adverse opinion or disclaimer of opinion, nor was their opinion qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended March 31, 1998 and March 31, 1999: (i) there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Fund, by action of its Trustees, upon the recommendation of the Audit Committee, has engaged Ernst & Young LLP ("EY") as the independent auditors to audit the Fund's financial statements for the fiscal year ended March 31, 2000. During the fiscal years ended March 31, 1998 and March 31, 1999, neither the Fund nor anyone on the Fund's behalf has consulted EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in the paragraph (a)(1)(v) of said Item 304).

Report of Ernst & Young LLP, Independent Auditors

TO THE TRUSTEES OF MONEY MARKET OBLIGATIONS TRUST
AND SHAREHOLDERS OF LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Liberty U.S. Government Money Market Trust (the "Trust") as of March 31, 2000, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1999, and the financial highlights for each of the four years then ended were audited by other auditors whose report, dated May 18, 1999 expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty U.S. Government Money Market Trust at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with auditing standards generally accepted in the United States.

Ernst & Young LLP

Boston, Massachusetts
May 15, 2000

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

WILLIAM D. DAWSON III

Chief Investment Officer

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

LESLIE K. ROSS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

ANNUAL REPORT

AS OF MARCH 31, 2000

Liberty U.S. Government Money Market Trust

Established 1980

20TH ANNUAL REPORT

Federated
Liberty U.S. Government Money Market Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 60934N732
Cusip 60934N724

8042603 (5/00)

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